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                                                                     Exhibit 1.1

                            ARBOR REALTY TRUST, INC.

                        __________ Shares of Common Stock

                             UNDERWRITING AGREEMENT
                                ___________, 2004

Wachovia Capital Markets, LLC
UBS Securities LLC
JMP Securities LLC
c/o Wachovia Capital Markets, LLC
7 St. Paul Street
Baltimore, Maryland  21202

Ladies and Gentlemen:

      Arbor Realty Trust, Inc., a Maryland corporation (the "Company"), and each of the stockholders of the Company named on Exhibit F hereto (collectively, the "Selling Stockholders" and each, a "Selling Stockholder") confirm their respective agreements with Wachovia Capital Markets, LLC ("Wachovia") and each of the other Underwriters named in Exhibit A hereto (collectively, the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), with respect to a total of __________ shares (the "Initial Securities") of the Company's common stock, par value $.01 per share (the "Common Stock"), and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of Initial Securities set forth in said Exhibit A hereto, and with respect to the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of ____ additional shares of Common Stock to be issued and sold by the Company to the Underwriters to cover over-allotments, if any. Of the Initial Securities, _____ shares are to be issued and sold by the Company (the "Company Securities") and _____ shares are to be sold by the Selling Stockholders (the "Selling Stockholder Securities"). The Initial Securities to be purchased by the Underwriters and all or any part of the ____ shares of Common Stock subject to the option described in Section 2(b) hereof (the "Option Securities") are hereinafter called, collectively, the "Securities." Certain terms used in this Agreement are defined in Section 15 hereof.

      The Company and the Selling Stockholders understand that the Underwriters propose to make a public offering of the Securities as soon as the Underwriters deem advisable after this Agreement has been executed and delivered.

      In addition to the Company and the Selling Stockholders, Arbor Realty Limited Partnership, a Delaware limited partnership (the "Operating Partnership") and Arbor Commercial Mortgage, LLC, a New York limited liability company and the manager of the Company and the Operating Partnership (the "Manager"), also confirm as follows their respective agreements with the Underwriters.

      On July 1, 2003, the Manager transferred to the Operating Partnership certain of its assets and related liabilities as described in the Prospectus (as hereinafter defined) under the heading
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"Arbor Realty Trust, Inc." (these transfers are referred to herein as the
"Formation Transactions").

      Promptly after the execution of this Agreement, the Company will prepare and file with the Commission a prospectus in accordance with the provisions of Rule 430A and Rule 424(b) and the Company has previously advised you of all information (financial and other) that will be set forth therein. Such prospectus in the form first furnished to the Underwriters for use in connection with the offering of the Securities is herein called the "Prospectus."

      SECTION 1. Representations and Warranties.

      (a) Representations and Warranties by the Company and the Operating Partnership. The Company and the Operating Partnership each severally represents and warrants to each Underwriter as of the date hereof, as of the Closing Date referred to in Section 2(c) hereof, and as of each Option Closing Date (if any) referred to in Section 2(b) hereof, and agrees with each Underwriter, as follows:

            (1) Compliance with Registration Requirements. The Securities have been duly registered under the 1933 Act pursuant to the Registration Statement. Each of the Initial Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Initial Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

            At the respective times the Initial Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became or become effective and at the Closing Date (and, if any Option Securities are purchased, at the applicable Option Closing Date), the Initial Registration Statement, any Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (i) in the case of the Initial Registration Statement or any 462(b) Registration Statement, not misleading and (ii) in the case of the Prospectus, any related preliminary prospectus or any wrapper or supplement prepared in connection with the distribution of the Directed Shares (as hereinafter defined) in light of the circumstances under which they were made, not misleading. Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued, at the Closing Date (and, if any Option Securities are purchased, at the applicable Option Closing Date), and at any time when a prospectus is required by applicable law to be delivered in connection with sales of Securities, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties in this subsection shall not apply to statements in or omissions from the


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      Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through Wachovia expressly for use in the Registration Statement or Prospectus (the "Underwriters' Information"). The parties acknowledge and agree that the Underwriters' Information consists solely of the list of Underwriters under the section "Underwriting" in the Prospectus and the material included in paragraphs _____________ under the caption "Underwriting" in the Prospectus. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Selling Stockholder expressly for use in the Registration Statement or Prospectus (the "Selling Stockholder Information"). The parties acknowledge and agree that the Selling Stockholder Information consists solely of the list of Selling Stockholders under the section "Selling Stockholders" in the Prospectus and the material included in paragraphs _____________ under the caption "Selling Stockholders" in the Prospectus.

            Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed, in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and each preliminary prospectus and the Prospectus and any amendments or supplements thereto delivered to the Underwriters for use in connection with the offering of the Securities was identical to the electronically transmitted copy thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

            (2) Company Authorization of Agreement. This Agreement and the transactions contemplated herein have been duly and validly authorized by the Company and this Agreement has been duly and validly executed and delivered by the Company.

            (3) Operating Partnership Authorization of Agreement. This Agreement and the transactions contemplated herein have been duly and validly authorized by the Operating Partnership and this Agreement has been duly and validly executed and delivered by the Operating Partnership.

            (4) Authorization of Management Agreement and Services Agreement. The management and advisory agreement (the "Management Agreement"), dated as of July 1, 2003, between the Company, the Operating Partnership and the Manager has been duly authorized, executed and delivered by each of the Company and the Operating Partnership and constitutes a valid and binding agreement of each of the Company and the Operating Partnership enforceable in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other laws affecting enforcement of creditors' rights or by general equitable principles. The services agreement (the "Services Agreement"), dated as of July 1, 2003, between the Company, the Operating Partnership and the Manager has been duly authorized, executed and delivered by each of the Company and the Operating Partnership and constitutes a valid and binding agreement of each of the Company and the Operating Partnership enforceable in accordance with its terms, except to the extent that


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      enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other laws affecting enforcement of creditors' rights or by general equitable principles.

            (5) Formation Transactions. The Formation Transactions have been duly authorized by all necessary corporate/partnership action. Each of the agreements listed on Exhibit H hereto pursuant to which the Formation Transactions were consummated (the "Transfer Agreements") have been duly authorized, executed and delivered by each of the Company, the Operating Partnership and their respective subsidiaries, as applicable, and each constitutes a valid and binding agreement of each of the Company, the Operating Partnership and their respective subsidiaries, as applicable, enforceable in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other laws affecting enforcement of creditors' rights or by general equitable principles. There are no other material agreements pursuant to which the Formation Transactions were consummated that are not set forth on Exhibit H hereto.

            (6) Independent Accountants. Ernst & Young LLP and Grant Thornton LLP, the accountants who certified the financial statements and supporting schedules included in the Registration Statement and the Prospectus, are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

            (7) Financial Statements. The financial statements of the Company included in the Registration Statement and the Prospectus, together with the related schedules (if any) and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the results of operations, changes in stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; the financial statements of any other entities or businesses included in the Registration Statement or the Prospectus, together with the related schedules (if any) and notes, present fairly the financial position of each such entity or business, as the case may be, and its consolidated subsidiaries (if any) at the dates indicated and the results of operations, changes in stockholders' (or other owners') equity and cash flows of such entity or business, as the case may be, and its consolidated subsidiaries, if any, for the periods specified; and all such financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved and comply with all applicable accounting requirements under the 1933 Act and the 1933 Act Regulations. The supporting schedules, if any, included in the Registration Statement present fairly, in accordance with GAAP, the information required to be stated therein. The information in the Prospectus under the captions "Summary Selected Consolidated Financial Information of Arbor Realty Trust, Inc. and Subsidiaries," "Summary Selected Consolidated Financial Information of the Structured Finance Business of Arbor Commercial Mortgage, LLC and Subsidiaries," "Selected Consolidated Financial Information of Arbor Realty Trust, Inc. and Subsidiaries" and "Selected Consolidated Financial Information of the Structured Finance Business of Arbor Commercial Mortgage, LLC and Subsidiaries" presents fairly the information shown therein and has been compiled on a basis consistent with that of the audited financial statements of the Company included in the Registration Statement and the Prospectus. The pro forma notes related to the financial statements of the Company included in the Registration


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      Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statement notes and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

            (8) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement and the Prospectus (in each case exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), except as otherwise stated therein, (A) there has been no material adverse change or any development involving a prospective material adverse change in the operations, condition (financial or otherwise), or in the earnings, business affairs or business prospects of the Company and its subsidiaries, including, without limitation, the Operating Partnership, considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) since the date of the latest balance sheet presented in the Registration Statement and Prospectus, neither the Company nor any of its subsidiaries has incurred or undertaken any liabilities or obligations, direct or contingent, which are material to the Company and its subsidiaries considered as one enterprise, except for liabilities or obligations which are reflected in the Registration Statement and the Prospectus, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its stock.

            (9) Good Standing of the Company and the Operating Partnership. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Maryland and has power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Operating Partnership is duly qualified as a foreign corporation to transact business and is in good standing in the State of New York and in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except (solely in the case of jurisdictions other than the State of New York) where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

            (10) The Partnership Agreement. The Amended and Restated Agreement of Limited Partnership of the Operating Partnership (the "Partnership Agreement") has been duly and validly authorized, executed and delivered by the Company (through its direct subsidiaries) and is a valid and binding agreement, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other laws affecting enforcement of creditors' rights or by general equitable principles. The Partnership Agreement has been duly executed and delivered by the other parties thereto and, to the Company's knowledge, is a valid and binding agreement enforceable against such parties in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other laws affecting enforcement of creditors' rights or by general equitable principles.


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            (11) Good Standing of Subsidiaries. Each subsidiary of the Company listed on Exhibit B hereto has been duly organized and is validly existing as a corporation, limited or general partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its organization, has power and authority to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation, limited or general partnership or limited liability company, as the case may be, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement and the Prospectus, all of the issued and outstanding stock of each such subsidiary that is a corporation, all of the issued and outstanding partnership interests of each such subsidiary that is a limited or general partnership and all of the issued and outstanding limited liability company interests, membership interests or other similar interests of each such subsidiary that is a limited liability company have been duly authorized and validly issued, and, in the case of each subsidiary that is a corporation, are fully paid and non-assessable and are owned by the Company or the Operating Partnership, directly or indirectly, free and clear of any Lien; and none of the outstanding shares of stock, partnership interests or limited liability company interests, membership interests or other similar interests of any such subsidiary was issued in violation of any preemptive rights, rights of first refusal or other similar rights of any securityholder of such subsidiary or any other person. The only subsidiaries of the Company are the subsidiaries listed on Exhibit B hereto and Exhibit B accurately sets forth whether each such subsidiary is a corporation, limited or general partnership or limited liability company and the jurisdiction of organization of each such subsidiary and, in the case of any subsidiary which is a partnership or limited liability company, its general partners and managing members, respectively. Any subsidiaries of the Company which are "significant subsidiaries" as defined by Rule 1-02 of Regulation S-X are listed on Exhibit B hereto under the caption "Significant Subsidiaries."

            (12) Capitalization. The authorized, issued and outstanding stock of the Company is as set forth under the caption "Capitalization" in the Prospectus (except for subsequent issuances, if any, pursuant to this Agreement, employee or director stock option or stock purchase plans referred to in the Prospectus or the exercise of warrants or options referred to in the Prospectus or ). The shares of issued and outstanding stock of the Company (including the Selling Stockholder Securities consisting of shares of Common Stock underlying Units (as defined in Section 3(a)(10) of this Agreement)) have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of stock of the Company (including the Selling Stockholder Securities consisting of shares of Common Stock underlying Units (as defined in Section 3(a)(10) of this Agreement)) was issued in violation of any preemptive rights, rights of first refusal or other similar rights of any securityholder of the Company or any other person. The authorized, issued and outstanding units of partnership interest in the Operating Partnership (the "OP Units") have been duly authorized and validly issued; and all of such OP Units have been sold in compliance with applicable laws (including, without limitation, federal and state securities laws).


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            (13) Authorization of Securities. The Company Securities have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued, fully paid and non-assessable; no holder of the Securities is or will be subject to personal liability by reason of being such a holder; and the issuance of the Company Securities is not subject to any preemptive rights, rights of first refusal or other similar rights of any securityholder of the Company or any other person.

            (14) Description of Securities. The Common Stock conforms in all material respects to the description thereof contained in the section the Prospectus entitled "Description of Stock -- Common Stock" and such description conforms to the rights set forth in the Company's Articles of Incorporation and Bylaws.

            (15) Description of Organizational Documents. The descriptions of Company's Articles of Incorporation and Bylaws in the section of the Prospectus entitled "Important Provisions of Maryland Law and Our Charter and Bylaws" conform in all material respects to the Company's Articles of Incorporation and Bylaws, respectively.

            (16) Absence of Defaults and Conflicts. Neither the Company, the Operating Partnership nor any of their respective subsidiaries is in violation of its Organizational Documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any Company Document, except (solely in the case of Company Documents other than Subject Instruments) for such defaults that would not result in a Material Adverse Effect. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Registration Statement and the Prospectus (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds") and compliance by each of the Company and the Operating Partnership with its obligations under this Agreement do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any Lien upon any property or assets of the Company, the Operating Partnership or any of their respective subsidiaries pursuant to any Company Documents, except (solely in the case of Company Documents other than Subject Instruments) for such conflicts, breaches, defaults or Liens that would not result in a Material Adverse Effect, nor will such action result in any violation of the provisions of the Organizational Documents of the Company, the Operating Partnership or any of their respective subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their respective assets, properties or operations.

            (17) Absence of Labor Dispute. No labor dispute with the employees of the Company or any subsidiary of the Company exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of the principal suppliers, manufacturers, customers or


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      contractors of the Company or any of its subsidiaries which, in any such case, may reasonably be expected to result in a Material Adverse Effect.

            (18) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company or the Operating Partnership, threatened, against or affecting the Company, the Operating Partnership or any of their respective subsidiaries which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the performance by the Company or the Operating Partnership of their respective obligations under this Agreement; the aggregate of all pending legal or governmental proceedings to which the Company, the Operating Partnership or any of their respective subsidiaries is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

            (19) Accuracy of Descriptions and Exhibits. The information in the Prospectus under the captions "Description of Stock," "Important Provisions of Maryland Law and of Our Charter and Bylaws" and "Federal Income Tax Considerations" is correct in all material respects; all descriptions in the Registration Statement and the Prospectus of any Company Documents are accurate in all material respects; and there are no franchises, contracts, indentures, mortgages, deeds of trust, loan or credit agreements, bonds, notes, debentures, evidences of indebtedness, leases or other instruments or agreements required to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which have not been so described and filed as required. The statistical and market-related data included in the Prospectus are based on or derived from sources which the Company and the Operating Partnership believe to be reliable and accurate.

            (20) Possession of Intellectual Property. The Company, the Operating Partnership and their respective subsidiaries own or possess or have the right to use on reasonable terms all patents, patent rights, patent applications, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names, service names and other intellectual property (collectively, "Intellectual Property") necessary to carry on their respective businesses as described in the Prospectus and as proposed to be conducted; and neither the Company, the Operating Partnership nor any of their respective subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company, the Operating Partnership or any of their respective subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or


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      invalidity or inadequacy, individually or in the aggregate, would result in a Material Adverse Effect.

            (21) Absence of Further Requirements. (A) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, (B) no authorization, approval, vote or other consent of any stockholder or creditor of the Company or the Operating Partnership, (C) no waiver or consent under any Subject Instrument, and
      (D) no authorization, approval, vote or other consent of any other person or entity, is necessary or required for the performance by the Company or the Operating Partnership of their respective obligations under this Agreement, for the offering, issuance, sale or delivery of the Securities hereunder, or for the consummation of any of the other transactions contemplated by this Agreement, in each case on the terms contemplated by the Prospectus, except such as have been already obtained under the 1933 Act or the 1933 Act Regulations or such as may be required under state securities laws.

            (22) Possession of Licenses and Permits. The Company, the Operating Partnership and their respective subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, individually or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company, the Operating Partnership nor any of their respective subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

            (23) Properties. Except as otherwise disclosed in the Prospectus,
      (i) the Company, the Operating Partnership and their respective subsidiaries have good and marketable title (either in fee simple or pursuant to a valid leasehold interest) to all properties and assets described in the Prospectus as being owned or leased, as the case may be, by them and to all properties reflected in the Company's most recent consolidated financial statements included in the Prospectus, and neither the Company, the Operating Partnership nor any of their respective subsidiaries has received notice of any claim that has been or may be asserted by anyone adverse to the rights of the Company, the Operating Partnership or any subsidiary with respect to any such properties or assets (or any such lease) or affecting or questioning the rights of the Company, the Operating Partnership or any such subsidiary to the continued ownership, lease, possession or occupancy of such property or assets, except for such claims that would not, individually or in the aggregate, have a Material Adverse Effect; (ii) all Liens or restrictions on or affecting the properties and assets of the Company, the Operating Partnership or any of their respective subsidiaries which are required to be disclosed in


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      the Registration Statement or the Prospectus are disclosed therein, and all such Liens or restrictions which are not disclosed in the Prospectus could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; (iii) no person or entity, including, without limitation, any tenant under the leases, if any, pursuant to which the Company, the Operating Partnership or any of their respective subsidiaries leases (as lessor) any of its properties (whether directly or indirectly through other partnerships, joint ventures or otherwise) has an option or right of first refusal or any other right to purchase any of such properties, except for such options, rights of first refusal or other rights to purchase which are disclosed in the Prospectus or which, individually or in the aggregate, are not material with respect to the Company, the Operating Partnership and their respective subsidiaries considered as one enterprise; (iv) each of the properties of the Company, the Operating Partnership or any of their respective subsidiaries has access to public rights of way, either directly or through insured easements, except where the failure to have such access would not, individually or in the aggregate, have a Material Adverse Effect; (v) each of the properties of the Company, the Operating Partnership or any of their respective subsidiaries is served by all public utilities necessary for the current operations on such property in sufficient quantities for such operations, except where the failure to have such public utilities would not, individually or in the aggregate, have a Material Adverse Effect; (vi) each of the properties of the Company, the Operating Partnership or any of their respective subsidiaries complies with all applicable codes and zoning and subdivision laws and regulations, except for such failure to comply which would not, either individually or in the aggregate, have a Material Adverse Effect; (vii) all of the leases under which the Company, the Operating Partnership or any of their respective subsidiaries leases (as lessee) any real property or improvements or any equipment relating to such real property or improvements are in full force and effect, except where the failure to be in full force and effect would not, individually or in the aggregate, have a Material Adverse Effect, and neither the Company, the Operating Partnership nor any of their respective subsidiaries is in default in the payment of any amounts due under any such leases or in any other default thereunder and each of the Company and the Operating Partnership knows of no event which, with the passage of time or the giving of notice or both, would constitute a default under any such lease, except such defaults that would not, individually or in the aggregate, have a Material Adverse Effect; (viii) there is no pending or, to the knowledge each of the Company and the Operating Partnership, threatened condemnation, zoning change, or other proceeding or action that could in any manner affect the size of, use of, improvements on, construction on or access to any properties of the Company, the Operating Partnership or any of their respective subsidiaries, except such proceedings or actions that, either individually or in the aggregate, would not have a Material Adverse Effect; and (ix) neither the Company, the Operating Partnership nor any of their respective subsidiaries nor any lessee of any of the real property or improvements of the Company, the Operating Partnership or any of their respective subsidiaries is in default in the payment of any amounts due or in any other default under any of the leases pursuant to which the Company, the Operating Partnership or any of their respective subsidiaries leases (as lessor) any of its real property or improvements (whether directly or indirectly through partnerships, joint ventures or otherwise), and each of the Company and the Operating Partnership knows of no event which, with the passage of time or the giving of notice or both, would constitute such a default under any of such leases, except such defaults as would not, individually or in the aggregate, have a Material Adverse Effect.

            (24) Investment Company Act. The Company is not, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus, will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the 1940 Act.

            (25) Environmental Matters. Except as otherwise disclosed in the
      Prospectus: (i) all real property and improvements owned or leased by the Company, the Operating Partnership or any of their respective subsidiaries, including, without limitation, the Environment (as defined below) associated with such real property and improvements, is free of any Contaminant (as defined below), except such Contaminants which, individually or in the aggregate, would not have a Material Adverse Effect; (ii) neither the Company, the Operating Partnership nor any of their respective subsidiaries has caused or suffered to exist or occur any Release (as defined below) of any Contaminant into the Environment or any other condition that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect or could result in any violation of any Environmental Laws (as defined below) or constitute a health, safety or environmental hazard to any person or property except for such violations or hazards that could not reasonably be expected to have a Material Adverse Effect; (iii) neither the Company, the Operating Partnership nor any of their respective subsidiaries is aware of any notice from any governmental body claiming any violation of any Environmental Laws or requiring or calling attention to the need for any work, repairs, construction, alterations, removal or remedial action or installation on or in connection with such real property or improvements, whether in connection with the presence of asbestos-containing materials in such properties or otherwise, except for such violations, work, repairs, construction, alterations, removal or remedial actions or installations as would not, individually or in the aggregate, have a Material Adverse Effect; (iv) any such work, repairs, construction, alterations, removal or remedial action or installation, if required, would not result in the incurrence of liabilities, which, individually or in the aggregate, would have a Material Adverse Effect; (v) neither the Company, the Operating Partnership nor any of their respective subsidiaries has caused or suffered to exist or occur any condition on any of the properties or improvements of the Company, the Operating Partnership or any of their respective subsidiaries that could give rise to the imposition of any Lien under any Environmental Laws, except such Liens which, individually or in the aggregate, would not have a Material Adverse Effect; and (vi) to the Company's and the Operating Partnership's knowledge, no real property or improvements owned or leased by the Company, the Operating Partnership or any of their respective subsidiaries is being used or has been used for manufacturing or for any other operations that involve or involved the use, handling, transportation, storage, treatment or disposal of any Contaminant, where such operations require or required permits or are or were otherwise regulated pursuant to the Environmental Laws and where such permits have not been or were not obtained or such regulations are not being or were not complied with, except in all instances where any failure to obtain a permit or comply with any regulation could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. "Contaminant" means any pollutant, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste, asbestos or asbestos-containing materials, PCBs, lead, pesticides or radioactive materials or any constituent of any such substance or waste, including any such substance identified or regulated under any Environmental Law. "Environmental Laws" means the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. 6901, et seq., the Clean Air Act, 42 U.S.C. 7401, et seq., the Clean Water Act, 33 U.S.C. 1251, et seq., the Toxic Substances Control Act, 15 U.S.C. 2601, et seq., the Occupational Safety and Health Act, 29 U.S.C. 651, et seq., and all other federal, state and local laws, ordinances, regulations, rules, orders, decisions, permits, and the like, which are directed at the protection of human health or the Environment. "Environment" means any surface water, drinking water, ground water, land surface, subsurface strata, river sediment, buildings, structures, and ambient, workplace and indoor air. "Release" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, emanating or disposing of any Contaminant into the Environment, including, without limitation, the abandonment or discard of barrels, containers, tanks or other receptacles containing or previously containing any Contaminant or any release, emission or discharge as those terms are defined or used in any Environmental Law.

            (26) Absence of Registration Rights. Other than the securityholders identified in (i) the Registration Rights Agreement, dated July 1, 2003, between the Company and JMP Securities LLC, and (ii) the Registration Rights Agreement, dated July 1, 2003, between the Company and the Manager (together, the "Registration Rights Agreements"), there are no persons with registration rights or other similar rights to have any securities (debt or equity) (A) registered pursuant to the Registration Statement or included in the offering contemplated by this Agreement or (B) otherwise registered by the Company under the 1933 Act. There are no persons with tag-along rights or other similar rights to have any securities (debt or equity) included in the offering contemplated by this Agreement or sold in connection with the sale of Securities by the Company pursuant to this Agreement.

            (27) Parties to Lock-Up Agreements. Each of the Company's directors and officers, each holder of any shares of outstanding Common Stock (other than shares of Common Stock being sold by the Selling Stockholders pursuant to this Agreement), each holder of any other equity securities issued by the Company, the Manager and certain members of the senior management of the Manger has executed and delivered to the Underwriters a lock-up agreement in the forms of Exhibit D hereto. Exhibit C hereto contains a true, complete and correct list of all directors and officers of the Company and certain members of the senior management of the Manger. All stock options that may be issued by the Company at any time during the period commencing on the date of this Agreement through and including the date which is 180 days after the date of this Agreement will provide, in each case pursuant to written stock option agreements or similar agreements executed or delivered by the holders of such stock options, that the holders of such stock options will not effect any public sale or distribution (including sales pursuant to Rule 144 under the 1933 Act) of any equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during such 180 day period; and, during such 180 day period, the Company will not cause or permit any waiver, release, modification or amendment of any such restriction on transfer without the prior written consent of Wachovia.

            (28) New York Stock Exchange. The outstanding shares of Common Stock (including the Selling Stockholder Securities to be sold to the Underwriters under this Agreement) and the Company Securities being sold hereunder have been approved for listing, subject only to official notice of issuance, on the NYSE.

            (29) NASD Matters. All of the information (including, but not limited to, information regarding affiliations, security ownership and trading activity) provided to the Underwriters or to counsel for the Underwriters by the Company, its officers and directors and the holders of any securities (debt or equity) or options to acquire any securities of the Company in connection with letters, filings or other supplemental information provided to NASD Regulation Inc. pursuant to NASD Conduct Rule 2710 or 2720 is true, complete and correct.

            (30) Tax Returns. Each of the Company and the Operating Partnership has filed all federal, state and other tax returns that are required to be filed or has requested extensions thereof, except where the failure so to file would not, individually or in the aggregate, have a Material Adverse Effect, and has paid or made provision for the payment of all taxes required to be paid by it and any other assessment, fine or penalty levied against it, in respect of taxes with respect to periods covered by such tax returns (whether or not such amounts are shown as due on any tax return), except in all cases for any such tax, assessment, fine or penalty that is currently being contested in good faith by appropriate actions and except for such taxes, assessments, fines or penalties the nonpayment of which would not, individually or in the aggregate, have a Material Adverse Effect.

            (31) Insurance. The Company, the Operating Partnership and each of their respective subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all policies of insurance and any fidelity or surety bonds insuring the Company, the Operating Partnership or any of their respective subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company, the Operating Partnership and their respective subsidiaries are in compliance with the terms of such policies and instruments in all material respects; there are no claims by the Company, the Operating Partnership or any of their respective subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company, the Operating Partnership nor any such subsidiary has been refused any insurance coverage sought or applied for; and neither the Company, the Operating Partnership nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect. Without limitation to the foregoing provisions of this Section (1)(a)(31), and such exceptions as would not, individually or in the aggregate, have a Material Adverse Effect, the Company, the Operating Partnership and their respective subsidiaries have title insurance on all real property and improvements owned or leased under a ground lease, as the case may be, by them and to all real property and improvements reflected in the Company's most recent consolidated financial statements included in the Prospectus, in each case in an amount at least equal to the original cost of acquisition, and the Company, the Operating Partnership and their respective subsidiaries are entitled to all benefits of the insured thereunder, and each such property is insured by extended coverage hazard and casualty insurance in amounts and on such terms as are customarily carried by lessors of properties similar to those owned by the Company, the Operating Partnership and their respective subsidiaries (in the markets in which the Company's and subsidiaries' respective properties are located), and the Company, the Operating Partnership and their respective subsidiaries carry comprehensive general liability insurance and such other insurance as is customarily carried by lessors of properties similar to those owned by the Company, the Operating Partnership and their respective subsidiaries in amounts and on such terms as are customarily carried by lessors of properties similar to those owned by the Company, the Operating Partnership and their respective subsidiaries (in the markets in which the Company's, the Operating Partnership's and their respective subsidiaries' respective properties are located) and the Company, the Operating Partnership or one of their respective subsidiaries is named as an additional insured on all policies required under the leases for such properties.

            (32) Accounting Controls. The Company, the Operating Partnership and each of their respective subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (33) Absence of Manipulation. Each of the Company and the Operating Partnership has not taken and will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Securities.

            (34) ERISA. Except as set forth in the Company's financial statements, each of the Company and the Operating Partnership does not have any material liabilities under the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time.

            (35) REIT Status. With respect to the taxable year ended December 31, 2003, the Company has operated, and currently intends to continue to operate, in such a manner as to qualify to be taxed as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, as amended (the "Code").

            (36) Related Party Transactions. There are no business relationships or related-party transactions involving the Company, the Operating Partnership or the Manager required to be described in the Prospectus which have not been so described as required.

            (37) No Right of First Refusal. Neither the Company, the Operating Partnership nor any of their respective subsidiaries has any preemptive right, right of first refusal or other similar right to purchase or otherwise acquire any of the Securities to be sold by the Selling Stockholders to the Underwriters pursuant to this Agreement.

      (b) Representations and Warranties by the Manager. The Manager represents and warrants to each Underwriter as of the date hereof, as of the Closing Date and as of each Option Closing Date (if any), and agrees with each Underwriter, as follows:

            (1) Accurate Disclosure. The information regarding the Manager in the sections "Prospectus Summary -- Our Manager" and "Our Manager and the Management Agreement" in the Prospectus is true and correct in all material respects.

            (2) Formation Transactions. The Formation Transactions have been duly authorized by all necessary limited liability company action. Each of the Transfer Agreements have been duly authorized, executed and delivered by the Manager and each constitutes a valid and binding agreement of the Manager, enforceable in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other laws affecting enforcement of creditors' rights or by general equitable principles.

            (3) Good Standing of the Manager. The Manager has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of New York and has power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Manager is duly qualified as a foreign limited liability company to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

            (4) Authorization of Agreement. This Agreement and the transactions contemplated to be consummated by the Manager have been duly and validly authorized by the Manager and this Agreement has been duly and validly executed and delivered by the Manager.

            (5) Authorization of Management Agreement and Services Agreement. Each of the Management Agreement and the Services Agreement has been duly authorized, executed and delivered by the Manager and constitutes a valid and binding agreement of the Manager enforceable in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other laws affecting enforcement of creditors' rights or by general equitable principles.

            (6) Absence of Defaults and Conflicts. The Manager is not in violation of its Organizational Documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any Company Document, except (solely in the case of Company Documents other than Subject Instruments) for such defaults that would not result in a Material Adverse Effect. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Registration Statement and the Prospectus (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Manager with its obligations under this Agreement do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any Lien upon any property or assets of the Manager pursuant to any Company Documents, except (solely in the case of Company Documents other than Subject Instruments) for such conflicts, breaches, defaults or Liens that would not result in a Material Adverse Effect, nor will such action result in any violation of the provisions of the Organizational Documents of the Manager or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Manager or any of its subsidiaries or any of their respective assets, properties or operations.

            (7) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Manager, threatened, against or affecting the Manager, which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the performance by the Manager of its obligations under this Agreement; the aggregate of all pending legal or governmental proceedings to which the Manager is a party or of which any of their respective property or assets is the subject, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

            (8) Absence of Further Requirements. (A) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, (B) no authorization, approval, vote or other consent of any stockholder or creditor of the Manager, (C) no waiver or consent under any Subject Instrument, and (D) no authorization, approval, vote or other consent of any other person or entity, is necessary or required for the performance by the Manager of its obligations under this Agreement, for the offering, issuance, sale or delivery of the Securities hereunder, or for the consummation of any of the other transactions contemplated by this Agreement, in each case on the terms contemplated by the Prospectus, except such as have been already obtained under the 1933 Act or the 1933 Act Regulations or such as may be required under state securities laws.

            (9) Possession of Licenses and Permits. The Manager possesses such Governmental Licenses issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by it; the Manager is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, individually or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and the Manager has not received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

            (10) Investment Advisers Act. The Manager is not prohibited by the Investment Advisers Act of 1940, as amended (the "Advisers Act"), or the rules and regulations thereunder, from acting under the Management Agreement as contemplated by the Prospectus.

      (c) Representations and Warranties by the Selling Stockholders. Each Selling Stockholder, severally and not jointly, represents and warrants to each Underwriter as of the date hereof, as of the Closing Date and as of each Option Closing Date (if any), and agrees with each Underwriter, as follows:

            (1) Accurate Disclosure. Such Selling Stockholder has reviewed and will review, and is and will be familiar with, the Initial Registration Statement as originally filed with the Commission and all amendments thereto, if any, with any Rule 462(b) Registration Statement and all amendments thereto, if any, and with each preliminary prospectus and the Prospectus and any amendments or supplements thereto, if any. At the respective times the Initial Registration Statement, any Rule 462(b) Registration Statement or any post-effective amendment thereto became or becomes effective the information relating to such Selling Stockholder (including the information with respect to such Selling Stockholder's Securities and any other shares of Common Stock or other securities of the Company which are owned or held by such Selling Stockholder) that is set forth in the Initial Registration Statement or any Rule 462(b) Registration Statement (or in any amendments thereto) did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At any time when a prospectus is required by applicable law to be delivered in connection with sales of Securities, the information relating to such Selling Stockholder (including the information with respect to such Selling Stockholder's Securities and any other shares of Common Stock or other securities of the Company which are owned or held by such Selling Stockholder) that is set forth in any preliminary prospectus or the Prospectus (or in any amendments or supplements thereto) will not contain an untrue statement of a material fact and will not omit to state a material fact necessary in order to make such information, in the light of the circumstances under which they were made, not misleading All information furnished or confirmed in writing by or on behalf of such Selling Stockholder for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) is and will be true, complete and correct; and such Selling Stockholder is not prompted to sell the Securities to be sold by such Selling Stockholder under this Agreement by any information concerning the Company or any subsidiary of the Company which is not set forth in the Prospectus.

            (2) Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by such Selling Stockholder.

            (3) Power of Attorney; Custody Agreement. Such Selling Stockholder has duly authorized, executed and delivered a Power of Attorney (a "Power of Attorney" and, with respect to such Selling Stockholder, "its Power of Attorney") appointing Ivan Kaufman and Frederick C. Herbst as such Selling Stockholder's attorneys-in-fact (with respect to such Selling Stockholder, the "Attorneys-in-Fact" and, individually, an "Attorney-in-Fact" ), and a Letter of Transmittal and Custody Agreement (a "Custody Agreement" and, with respect to such Selling Stockholder, "its Custody Agreement") with _______________, as custodian (the "Custodian"); each of its Power of Attorney and its Custody Agreement constitutes a valid and binding obligation of such Selling Stockholder, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws relating to creditors' rights generally or by general equitable principles; each of such Selling Stockholder's Attorneys-in-Fact, acting alone, is authorized to execute and deliver this Agreement and the certificates referred to in Sections 5(m) and 5(p) hereof on behalf of such Selling Stockholder, to determine the purchase price to be paid by the Underwriters to such Selling Stockholder for the Securities to be sold by such Selling Stockholder under this Agreement, to authorize the delivery to the Underwriters of the Securities to be sold by such Selling Stockholder under this Agreement and to accept payment therefor and otherwise to act on behalf of such Selling Stockholder in connection with this Agreement and the transactions contemplated hereby.

            (4) Good Standing. If such Selling Stockholder is not a natural person, such Selling Stockholder has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization.

            (5) Power and Authority. Such Selling Stockholder has the requisite power and authority to execute, deliver and perform its obligations under this Agreement, its Power of Attorney and its Custody Agreement and to sell, transfer and deliver the Securities to be sold by such Selling Stockholder under this Agreement.

            (6) Non-Contravention. The execution, delivery and performance of this Agreement, its Power of Attorney and its Custody Agreement by such Selling Stockholder and the consummation of the transactions contemplated by this Agreement, its Power of Attorney and its Custody Agreement (including the sale and delivery of the Securities to be sold by such Selling Stockholder pursuant to this Agreement), and compliance by such Selling Stockholder with its obligations under this Agreement, its Power of Attorney and its Custody Agreement, do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any Lien upon any of the Securities to be sold by such Selling Stockholder under this Agreement or any other property or assets of such Selling Stockholder pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, bond, note, debenture, evidence of indebtedness, lease or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of the Organizational Documents of such Selling Stockholder or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over such Selling Stockholder or any of its assets, properties or operations.

            (7) Good and Marketable Title. Such Selling Stockholder is the sole registered owner of the Securities to be sold by such Selling Stockholder under this Agreement and will remain the sole registered owner of such Securities until the delivery of such Securities to the Underwriters on the Closing Date or the applicable Option Closing Date, as the case may be, and such Securities are and, until delivery thereof to the Underwriters on the Closing Date or the applicable Option Closing Date, as the case may be, will be free and clear of all Liens other than pursuant to this Agreement; upon payment of the consideration for the Securities to be sold by such Selling Stockholder as provided in this Agreement and the crediting of such Securities to the security account or accounts of the Underwriters maintained with The Depository Trust Company, each of the Underwriters will become the legal owner of the Securities purchased by it from such Selling Stockholder, free and clear of all Liens, and, assuming that none of the Underwriters has "notice of an adverse claim" (within the meaning of Section 8-105 of the Uniform Commercial Code of the State of New York (the "UCC")) with respect to such Securities, each of the Underwriters will acquire a "security entitlement" (within the meaning of UCC Section 8-102(a)(17)) to the Securities purchased by such Underwriter from such Selling Stockholder, and no action based on any "adverse claim" (within the meaning of UCC Section 8-102(a)(1)) may be asserted against such Underwriter with respect to such Securities.

            (8) Absence of Rights of First Refusal. The Securities to be sold by such Selling Stockholder under this Agreement are not subject to any option, warrant, put, call, right of first refusal or other right to purchase or otherwise acquire any such Securities other than pursuant to this Agreement.

            (9) Absence of Manipulation. Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

            (10) Absence of Further Requirements. (A) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, (B) no authorization, approval, vote or other consent of any stockholder (or other equity owner), if any, or creditor of such Selling Stockholder, and (C) no authorization, approval, vote or other consent of any other person or entity, is necessary or required for the execution or delivery by such

      Selling Stockholder of, or the performance by such Selling Stockholder of its obligations under, this Agreement, its Custody Agreement or its Power of Attorney, for the sale and delivery by such Selling Stockholder of the Securities to be sold by it under this Agreement, or for the consummation by such Selling Stockholder of the other transactions contemplated by this Agreement, its Custody Agreement or its Power of Attorney, except such as may be required under the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations, state securities sky laws, the rules and regulations of the NASD, or the rules and regulations of the NYSE.

            (11) Restriction on Sale of Securities. Such Selling Stockholder has executed and delivered to the Underwriters a lock-up agreement in the form of Exhibit D hereto.

            (12) Absence of Preemptive Rights. Such Selling Stockholder does not have any preemptive rights, rights of first refusal or other similar rights to purchase or otherwise acquire any of the Securities that are to be sold by the Company or any of the other Selling Stockholders pursuant to this Agreement.

      (d) Certificates. Any certificate signed by an Executive Officer of the Company, GPOP, the general partner of the Operating Partnership or the Manager or any of their respective subsidiaries and delivered to the Underwriters or to counsel for the Underwriters in accordance with Section 5 of this Agreement shall be deemed a representation and warranty by the Company, the Operating Partnership or the Manager, respectively, to each Underwriter as to the matters covered thereby; and any certificate signed by or on behalf of any Selling Stockholder and delivered to the Underwriters or counsel for the Underwriters shall be deemed a representation and warranty by such Selling Stockholder to each Underwriter as to the matters covered thereby.

      SECTION 2. Sale and Delivery to Underwriters; Closing.

      (a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company and each of the Selling Stockholders, severally and not jointly, agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company and each Selling Stockholder, at the price of $______ per share (the "Purchase Price"), that proportion of the number of Initial Securities set forth in Exhibit G opposite the name of the Company or such Selling Stockholder, as the case may be, which the number of Initial Securities set forth in Exhibit A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of
Section 10 hereof, bears to the total number of Initial Securities, subject in each case to such adjustments among the Underwriters in their sole discretion shall make to eliminate any sales or purchases of fractional Securities. The price at which the Securities shall initially be offered to the public is $_____ per share.

      (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to ___________ shares of Common Stock at a price per share equal to the Purchase Price referred to in

Section 2(a) above; provided that the price per share for any Option Securities shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on such Option Securities. The option hereby granted will expire at the close of business on the 30th day after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Underwriters to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (an "Option Closing Date") shall be determined by the Underwriters, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Date, as hereinafter defined. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase from the Company that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Exhibit A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof, bears to the total number of Initial Securities, subject in each case to such adjustments as the Underwriters in their discretion shall make to eliminate any sales or purchases of fractional shares.

      (c) Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Sidley Austin Brown & Wood llp, 787 Seventh Avenue, New York, New York 10019, or at such other place as shall be agreed upon by the Underwriters and the Company, at 9:00 A.M. (Eastern time) on ____________, 2004 (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Underwriters and the Company (such time and date of payment and delivery being herein called the "Closing Date").

      In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Underwriters and the Company, on each Option Closing Date as specified in the notice from the Underwriters to the Company.

      Payment shall be made to the Selling Stockholders by wire transfer of immediately available funds to a single bank account at the Custodian, which account shall be designated by the Custodian, and payment shall be made to the Company by wire transfer of immediately available funds to a single bank account designated by the Company, in each case against delivery to the Underwriters of certificates for the Securities to be purchased by them. It is understood that each Underwriter has authorized Wachovia, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Wachovia, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Date or the relevant Option Closing Date, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

      (d) Denominations; Registration. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Underwriters may request in writing at least one full business day before the Closing Date or the relevant Option Closing Date, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Underwriters in The City of New York not later than noon (Eastern time) on the business day prior to the Closing Date or the relevant Option Closing Date, as the case may be.

      (e) Directed Shares. The Company and the Underwriters hereby agree that up to _______ of the Initial Securities to be purchased by the Underwriters (the "Directed Shares") shall be reserved for sale by the Underwriters to officers and directors of the Company, officers and employees of the Manager and their families, and other persons associated with the Company (the "Directed Shares Purchasers"), as part of the distribution of the Securities by the Underwriters subject to the terms of this Agreement, the applicable rules, regulations and interpretations of the NASD, and all other applicable laws, rules and regulations. To the extent that such Directed Shares are not orally confirmed for purchase by such persons by the end of the first day after the date of this Agreement, such Directed Shares will be offered to the public as part of the offering contemplated hereby. Except as expressly provided in Section 6(d) hereto, under no circumstances will Wachovia or any other Underwriter be liable to the Company or to any of the Directed Shares Purchasers for any action taken or omitted to be taken other than any such action or inaction resulting from the bad faith or willful misconduct of any Underwriter in connection with the transactions effected with regard to the Directed Shares Purchasers.

      SECTION 3. Covenants of the Company, the Operating Partnership and the Manager.

      (a) Each of the Company and the Operating Partnership, severally, covenants with each Underwriter as follows:

            (1) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 430A and will notify the Underwriters immediately, and confirm the notice in writing, (i) when the Initial Registration Statement, any Rule 462(b) Registration Statement or any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the document transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such document. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

            (2) Filing of Amendments. The Company will give the Underwriters notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)) or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act or otherwise, will furnish the Underwriters with copies of any such documents within a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Underwriters or counsel for the Underwriters shall object.

            (3) Delivery of Registration Statements. The Company has furnished or will deliver to the Underwriters and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith) and signed copies of all consents and certificates of experts. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

            (4) Delivery of Prospectuses. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

            (5) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(a)(2) hereof, such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

            (6) Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Underwriters may designate and to maintain such qualifications in effect for a period of not less than one year from the date of this Agreement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the date of this Agreement.

            (7) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

            (8) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds."

            (9) Listing. The Company will use its best efforts to effect the listing of the Securities on the NYSE.

            (10) Restriction on Sale of Securities. Each of the Company and the Operating Partnership will not, without the prior written consent of Wachovia, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of, or establish or increase a "put equivalent position" or liquidate or decrease a "call equivalent position" within the meaning of Section 16 of the 1934 Act and the 1934 Act Regulations, or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership, whether or not such transaction is to be settled by delivery of such securities, other securities, cash or other consideration with respect to, any shares of the Company's Common Stock, Preferred Stock, OP Units or other stock or any other equity securities convertible into, or exercisable or exchangeable for, shares of the Company's Common Stock, Preferred Stock or other stock, or publicly announce an intention to effect any such transaction, for a period beginning on and including the date of this Agreement through and including the date which is 180 days after the date of this Agreement; provided, however, that (A) the Company may issue and sell (i) Securities pursuant to this Agreement and (ii) ______ shares of Common Stock to C. Michael Kojaian concurrently with the issuance and sale of the Securities (the "Kojaian Shares"), (B) the Company may issue and sell Common Stock and options to purchase Common Stock pursuant to any employee or director stock option or stock purchase plans as in effect on the date of this Agreement (so long as each such plan is described in the Prospectus), (C) the Company may issue Common Stock upon the exercise of stock options outstanding on the date of this Agreement and referred to in the Prospectus or stock options issued after the date of this Agreement pursuant to any such plan referred to in clause (B) of this sentence, (D) the Company may issue Common Stock upon (i) the exercise of stock warrants outstanding on the date of this Agreement and referred to in the Prospectus, including the warrants comprising a portion of any of the Units, each consisting of five shares of Common Stock and one warrant to purchase an additional share of Common Stock (the "Units"), issued by the Company on July 1, 2003, and (ii) the redemption of OP Units outstanding on the date of this Agreement and referred to in the Prospectus, and (E) the Operating Partnership may issue OP Units (i) to GPOP and LPOP in exchange for their contribution to the Operating Partnership of their respective portions of the net proceeds of the sale of Securities and the Kojaian Shares, and (ii) upon exercise of warrants for OP Units outstanding on the date of this Agreement and referred to in the Prospectus. Notwithstanding the foregoing, in the event that either
      (x) during the last 17 days of the 180-day period referred to above, the Company issues an earnings release or (y) prior to the expiration of such 180-day period, the Company announces that it will release earnings results during the 17-day period beginning on the last day of such 180-day period, the restrictions described above shall continue to apply until the expiration of the 17-day period beginning on the date of the earnings release.

            (11) Communication with Security Holders. During the period of three years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to security holders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company are listed; and
      (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its security holders generally or to the Commission).

            (12) Reporting Requirements. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

            (13) Preparation of Prospectus. Immediately following the execution of this Agreement, the Company will, subject to Section 3(a)(2) hereof, prepare the Prospectus containing the Rule 430A Information and other selling terms of the Securities, the plan of distribution thereof and such other information as may be required by the 1933 Act or the 1933 Act Regulations or as the Underwriters and the Company may deem appropriate, and will file or transmit for filing with the Commission, in accordance with Rule 424(b), copies of the Prospectus.

            (14) REIT Qualification. The Company will use its best efforts to meet the requirements to qualify as a "real estate investment trust" under the Code for each of its taxable years for so long as the Board of Directors of the Company deems it in the best interests of the Company's shareholders to remain so qualified.

      (b) The Manager covenants with each Underwriter and with the Company that, during the period when the Prospectus is required to be delivered under the Act or the Exchange Act, it shall notify you and the Company of the occurrence of any material events respecting its activities, affairs or condition, financial or otherwise, if, but only if, as a result of any such event it is necessary, in the opinion of counsel to the Company, to amend or supplement the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, and the Manager will forthwith supply such information to the Company as shall be necessary for the Company to prepare an amendment or supplement to the Prospectus so that, as so amended or supplemented, the Prospectus will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading.

      SECTION 4. Payment of Expenses.

      (a) Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the word processing, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable, if any, upon the sale, issuance or delivery of the Company Securities to the Underwriters, (iv) the fees and disbursements of the counsel, accountants and other advisors to the Company, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(a)(6) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplements thereto, (vi) all travel expenses of the Company's officers and employees and any other expense of the Company incurred in connection with attending or hosting meetings with prospective purchasers of the Securities (other than as shall have been specifically approved by the Underwriters to be paid for by the Underwriters), (vii) the printing and delivery to the Underwriters of copies of each preliminary prospectus and of the Prospectus and any amendments or supplements thereto, (viii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplements thereto, (ix) the fees and expenses of the Custodian and the transfer agent and registrar for the Securities, (x) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the NASD of the terms of the sale of the Securities, (xi) the fees and expenses incurred in connection with the listing of the Securities on the NYSE, (xii) the legal fees and expenses incurred in connection with the Directed Shares program, and (xiii) the disbursements of counsel for the Underwriters in connection with the copying and delivery of closing documents delivered by the Company or the Company's accountants or counsel (including any local counsel). Subject to Section 4(c) below, the Underwriters agree to pay, whether or not the transactions contemplated herein are consummated or this Agreement is terminated, all costs and expenses incident to the performance of the obligations of the Underwriters under this Agreement not payable by the Company pursuant to this Section 4(a), including without limitation, the reasonable fees and disbursement of counsel for the Underwriters.

      (b) Expenses of the Selling Stockholders. Each Selling Stockholder, severally, will pay the following expenses incident to the performance of its obligations under this Agreement: (i) any stock transfer taxes, stamp duties, capital duties or other similar duties, taxes or charges, if any, payable in connection with the sale or delivery of Selling Stockholder Securities to the Underwriters (and such Selling Stockholder hereby authorizes the payment of any such amounts by deduction from either the proceeds of the Securities to be sold by such Selling Stockholder under this Agreement or from any funds from time to time held for the account of such Selling Stockholder by the Custodian) and (ii) underwriting discounts and commissions with respect to the Securities sold by it to the Underwriters.

      (c) Termination of Agreement. If this Agreement is terminated by the Underwriters in accordance with the provisions of Section 5 or Section 9(a)(i), the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

      SECTION 5. Conditions of Underwriters' Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company, the Operating Partnership, the Manager and the Selling Stockholders contained in this Agreement or in certificates of any Executive Officer of the Company, the Operating Partnership, the Manager or any of their respective subsidiaries or signed by or on behalf of any Selling Stockholder delivered pursuant to the provisions hereof, to the performance by the Company, the Operating Partnership, the Manager and the Selling Stockholders of their respective covenants and other obligations hereunder, and to the following further conditions:

            (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at Closing Date (or the applicable Option Closing Date, as the case may be) no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or, to the knowledge of the Company, threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the time period prescribed by such Rule, and prior to Closing Date, the Company shall have provided evidence satisfactory to the Underwriters of such timely filing.

            (b) Opinions of Counsel for Company. At Closing Date, the Underwriters shall have received an opinion, dated as of Closing Date, of:
      (i) Skadden, Arps, Slate, Meagher & Flom llp, counsel for the Company and the Operating Partnership ("Special Company Counsel"), in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect set forth in Exhibit E-1 hereto and to such further effect as counsel to the Underwriters may reasonably request, (ii) Venable LLP, special Maryland counsel to the Company ("Maryland Company Counsel"), in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect set forth in Exhibit E-2 hereto and to such further effect as counsel to the Underwriters may reasonably request and (iii) Walter K. Horn, General Counsel of the Company and the Manager ("General Counsel"), in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect set forth in Exhibit E-3 hereto and to such further effect as counsel to the Underwriters may reasonably request.

            (c) Opinion of Counsel for Underwriters. At Closing Date, the Underwriters shall have received an opinion, dated as of Closing Date, of Sidley Austin Brown & Wood llp, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, with respect to the issuance and sale of the Securities, the Registration Statement and the Prospectus and such other related matters as the Underwriters require. In giving such opinion, Sidley Austin Brown & Wood llp may rely without investigation, as to all matters arising under or governed by the laws of the State of Maryland, on the opinion of Venable LLP referred to in Section 5(b) above. Sidley Austin Brown & Wood llp may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company, the Operating Partnership and the Manager and their subsidiaries and of public officials.

            (d) Officers' Certificate. At the Closing Date or the applicable Option Closing Date, as the case may be, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), any material adverse change in the operations, condition (financial or otherwise), or in the earnings, business affairs or business prospects of the Company and its subsidiaries, including, without limitation, the Operating Partnership, considered as one enterprise, whether or not arising in the ordinary course of business, and, at the Closing Date, the Underwriters shall have received a certificate of the Chief Executive Officer and the Chief Financial Officer of the Company, dated as of Closing Date, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties of the Company and the Operating Partnership in this Agreement are true and correct with the same force and effect as though expressly made at and as of Closing Date, (iii) the obligations of the Company and the Operating Partnership to be performed at or prior to Closing Date under or pursuant to this Agreement have been duly performed, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to their knowledge, are contemplated by the Commission.

            (e) Manager's Certificate. At the Closing Date, the Underwriters shall have received a certificate of the Chief Executive Officer and the Chief Financial Officer of the Manager, dated as of Closing Date, to the effect that (i) the representations and warranties of the Manager in this Agreement are true and correct with the same force and effect as though expressly made at and as of Closing Date, and (ii) the obligations of the

      Manager to be performed at or prior to Closing Date under or pursuant to this Agreement have been duly performed.

            (f) Accountant's Comfort Letters. At the time of the execution of this Agreement, the Underwriters shall have received from Grant Thornton LLP, a letter, dated the date of this Agreement and in form and substance satisfactory to the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to (i) the financial statements and certain financial information relating to the "Structured Finance Business of Arbor Commercial Mortgage, LLC and Subsidiaries" (as such business is defined and described in the financial statements entitled "Consolidated Financial Statements of the Structured Finance Business of Arbor Commercial Mortgage, LLC and Subsidiaries" in the Registration Statement and the Prospectus) and (ii) certain financial information relating to the Manager, each contained in the Registration Statement or the Prospectus.

            (g) Accountant's Comfort Letters. At the time of the execution of this Agreement, the Underwriters shall have received from Ernst & Young LLP, a letter, dated the date of this Agreement and in form and substance satisfactory to the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information of the Company since the date of its formation, June 24, 2003, contained in the Registration Statement or the Prospectus.

            (h) Bring-down Comfort Letters. At Closing Date, the Underwriters shall have received from each of Grant Thornton LLP and Ernst & Young LLP, a letter, dated as of Closing Date and in form and substance satisfactory to the Underwriters, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsections (f) and (g) of this
      Section 5, except that the specified date referred to shall be a date not more than three business days prior to Closing Date.

            (i) Approval of Listing. At Closing Date and each Option Closing Date, if any, the Securities to be purchased by the Underwriters at such time shall have been approved for listing on the NYSE, subject only to official notice of issuance.

            (j) Lock-up Agreements. Prior to the date of this Agreement, the Underwriters shall have received an agreement substantially in the form of Exhibit D hereto signed by each director and officer of the Company, by each holder of any Common Stock of the Company (other than shares of Common Stock being sold by the Selling Stockholders pursuant to this Agreement), by each holder of any other equity securities issued by the Company and by the Manager and certain members of the senior management of the Manger.

            (k) No Objection. Prior to the date of this Agreement, NASD Regulation Inc. shall have confirmed in writing that it has no objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

            (l) Opinion of Counsel for the Selling Stockholders. At the Closing Date, the Underwriters shall have received the favorable opinion, dated as of the Closing Date, of Alston & Bird LLP, counsel for the Selling Stockholders, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect set forth in Exhibit G hereto and to such further effect as counsel to the Underwriters may reasonably request.

            (m) Certificate of Selling Stockholders. At the Closing Date, the Underwriters shall have received a certificate signed by an Attorney-in-Fact on behalf of the Selling Stockholders, dated as of the Closing Date, to the effect that (i) the representations and warranties of each Selling Stockholder in this Agreement are true and correct with the same force and effect as though expressly made at and as of the Closing Date and (ii) each such Selling Stockholder has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date under or pursuant to this Agreement.

            (n) Tax Forms. Prior to the Closing Date, the Underwriters shall have received a properly completed and executed United States Treasury Department Form W-9 or W-8 (or other applicable form) from each of the Selling Stockholders.

            (o) Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities on any Option Closing Date that is after the Closing Date, the obligations of the several Underwriters to purchase the applicable Option Securities shall be subject to the conditions specified in the introductory paragraph of this Section 5 and to the further condition that, at the applicable Option Closing Date, the Underwriters shall have received:

            (1) Officers' Certificate. A certificate, dated such Option Closing Date, to the effect set forth in, and signed by the Executive Officers specified in, Section 5(d) hereof, except that the references in such certificate to the Closing Date shall be changed to refer to such Option Closing Date.

            (2) Manager's Certificate. A certificate, dated such Option Closing Date, to the effect set forth in, and signed by the Executive Officers specified in, Section 5(e) hereof, except that the references in such certificate to the Closing Date shall be changed to refer to such Option Closing Date.

            (3) Opinions of Counsel for Company. The opinions of Special Company Counsel, Maryland Company Counsel and General Counsel, each in form and substance satisfactory to counsel for the Underwriters, dated such Option Closing Date, relating to the Option Securities to be purchased on such Option Closing Date and otherwise to the same effect as the respective opinions required by Section 5(b) hereof.

            (4) Opinion of Counsel for Underwriters. The opinion of Sidley Austin Brown & Wood llp, counsel for the Underwriters, dated such Option Closing

            Date, relating to the Option Securities to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 5(c) hereof.

            (5) Bring-down Comfort Letters. A letter from each of Ernst & Young LLP and Grant Thornton LLP, in form and substance satisfactory to the Underwriters and dated such Option Closing Date, substantially in the same form and substance as the letter furnished to the Underwriters pursuant to Section 5(h) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Option Closing Date..

            (p) Additional Documents. At Closing Date and at each Option Closing Date, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, contained in this Agreement; and all proceedings taken by the Company and the Selling Stockholders in connection with the issuance and sale of the Securities as herein contemplated and in connection with the other transactions contemplated by this Agreement shall be satisfactory in form and substance to the Underwriters and counsel for the Underwriters.

            (q)   Termination of Agreement. If any condition specified in this
      Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities on an Option Closing Date which is after the Closing Date, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Underwriters by notice to (i) the Company at any time on or prior to Closing Date or such Option Closing Date, as the case may be, and (ii) the Selling Stockholders at any time on or prior to Closing Date, and such termination shall be without liability of any party to any other party except as provided in
      Section 4 hereof and except that Sections 1, 6, 7 and 8 hereof shall survive any such termination and remain in full force and effect.

      SECTION 6. Indemnification.

      (a) Indemnification by the Company and the Operating Partnership. Each of the Company and the Operating Partnership, jointly and severally, agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act as follows:

            (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of (i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities, as originally filed or any amendment thereof, or any related preliminary prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact included in the supplement or prospectus wrapper material distributed in connection with the reservation and sale of the Directed Shares to officers and directors of the Company, officers and employees of the Manager and their families, and other persons associated with the Company, or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, when considered in conjunction with the Prospectus or preliminary prospectus, not misleading;

            (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(f) below) any such settlement is effected with the written consent of the Company; and

            (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Wachovia), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or
      (ii) above,

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Wachovia expressly for use in the Registration Statement (or any amendment thereto), or in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and provided, further, that this indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, liabilities, claims, damages or expenses purchased Securities, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any such amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if such is required by the 1933 Act or the 1933 Act Regulations, at or prior to the written confirmation of the sale of such Securities to such person and if the Prospectus (as so amended or supplemented, if applicable) would have corrected the defect giving rise to such loss, liability, claim, damage or expense.

      (b) Indemnification by the Manager. The Manager agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section 6, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with information furnished or confirmed (in each case orally or in writing) to the Company by or on behalf of the Manager expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

      (c) Indemnification by Selling Stockholders. Each Selling Stockholder severally agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section 6, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with information furnished or confirmed (in each case orally or in writing) to the Company by or on behalf of such Selling Stockholder expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and provided, further, that this indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, liabilities, claims, damages or expenses purchased Securities, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any such amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if such is required by the 1933 Act or the 1933 Act Regulations, at or prior to the written confirmation of the sale of such Securities to such person and if the Prospectus (as so amended or supplemented, if applicable) would have corrected the defect giving rise to such loss, liability, claim, damage or expense; provided, however, that the indemnity agreement contained in this subsection (c) shall not require any such Selling Stockholder to reimburse the Underwriters for any amount in excess of the amount of the net sale price of the Securities sold by such Selling Stockholder pursuant to this Agreement.

      (d) Indemnification by the Underwriters. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, the Operating Partnership, the Manager, the Selling Stockholders, and each person, if any, who controls the Company, the Operating Partnership and the Manager within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section 6, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Wachovia expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

      (e) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. Counsel to the indemnified parties shall be selected as follows: counsel to the Underwriters and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall be selected by Wachovia; counsel to the Selling Stockholders shall be selected by _______; and, counsel to the Company, its directors, each of its officers who signed the Registration Statement, the Operating Partnership, the Manager, and each person, if any, who controls the Company, the Operating Partnership and the Manager within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Underwriters and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act, the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Selling Stockholders, and the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Company, its directors, each of its officers who signed the Registration Statement, the Operating Partnership, the Manager and each person, if any, who controls the Company, the Operating Partnership and the Manager within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, in each case in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this
Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

      (f) Settlement Without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

      (g) Other Agreements with Respect to Indemnification and Contribution. The provisions of this Section 6 and in Section 7 hereof shall not affect any agreements among the Company and the Selling Stockholders with respect to indemnification of each other or contribution between themselves.

      (h) Directed Shares. In connection with the offer and sale of Directed Shares, the Company agrees, promptly upon written notice, to indemnify and hold harmless the Underwriters from and against any and all losses, liabilities, claims, damages and expenses incurred by them as a result of the failure of any Directed Shares Purchaser, who makes an oral agreement, properly confirmed by the Underwriters, to purchase Directed Shares within twenty-four hours of establishing the public offer price, to pay for and accept delivery of the Directed Shares.

      SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Operating Partnership, the Manager and the Selling Stockholders on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Operating Partnership, the Manager and the Selling Stockholders on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

      The relative benefits received by the Company, the Operating Partnership, the Manager and the Selling Stockholders on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company, the Operating Partnership, the Manager and the Selling Stockholders and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Securities as set forth on such cover.

      The relative fault of the Company, the Operating Partnership, the Manager and the Selling Stockholders on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Operating Partnership, the Manager, the Selling Stockholders or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      The Company, the Operating Partnership, the Manager, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

      Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission. Further, no Selling Stockholders shall be required to contribute any amount in excess of the amount of the net sale price of the Securities sold by such Selling Stockholder pursuant to this Agreement.

      No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, the Operating Partnership, the Manager and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Exhibit A hereto and not joint.

      SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of Executive Officers of the Company, the Operating Partnership and the Manager or any of their subsidiaries or signed by or on behalf of any Selling Stockholder submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company, the Operating Partnership or the Manager, or by or on behalf of any Selling Stockholder, and shall survive delivery of the Securities to the Underwriters.

      SECTION 9. Termination of Agreement.

      (a) Termination; General. The Underwriters may terminate this Agreement, by notice to the Company and the Selling Stockholders, at any time on or prior to Closing Date (and, if any Option Securities are to be purchased on an Option Closing Date which occurs after the Closing Date, the Underwriters may terminate their obligations to purchase such Option Securities by notice to the Company, at any time on or prior to such Option Closing Date) (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the operations, condition (financial or otherwise), or in the earnings, business affairs or business prospects of the Company and its subsidiaries, including, without limitation, the Operating Partnership, considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Underwriters, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the NYSE, or if trading generally on the American Stock Exchange or the NYSE or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

      (b) Liabilities. If this Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 hereof shall survive such termination and remain in full force and effect.

      SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at Closing Date or an Option Closing Date to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), Wachovia shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, Wachovia shall not have completed such arrangements within such 24-hour period, then:

            (a) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters; or

            (b) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Option Closing Date which occurs after the Closing Date, the obligation of the Underwriters to purchase and of the Company to sell the Option Securities that were to have been purchased and sold on such Option Closing Date, shall terminate without liability on the part of any non-defaulting Underwriter.

      No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from liability in respect of its default.

      In the event of any such default which does not result in a termination of this Agreement or, in the case of an Option Closing Date which is after the Closing Date, which does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Option Securities, as the case may be, the Underwriters shall have the right to postpone Closing Date or the relevant Option Closing Date, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this
Section 10.

      SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Underwriters c/o Wachovia Capital Markets, LLC, 7 St. Paul Street, Baltimore, Maryland 21202, Attention of _________, with a copy to Sidley Austin Brown & Wood llp, 787 Seventh Avenue, New York, New York 10019, Attention: James O'Connor; notices to the Company, the Operating Partnership and the Manager shall be directed to them c/o Arbor Realty Trust, Inc., 333 Earle Ovington Boulevard, Suite 900, Uniondale, New York 11553,
Attention: Frederick C. Herbst, Chief Financial Officer, with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, New York, New York 10036-6522,
Attention: David J. Goldschmidt; and notices to the Selling Stockholders shall be directed to them c/o Frederick C. Herbst, as Attorney-in-Fact at Arbor Realty Trust, Inc., 333 Earle Ovington Boulevard, Suite 900, Uniondale, New York 11553, with a copy to Alston & Bird LLP, 601 Pennsylvania Avenue, N.W., North Building, 10th Floor, Washington, D.C. 20004-2601, Attention: Jonathan Talcott.

      SECTION 12. Parties. This Agreement shall each inure to the benefit of and be binding upon the Underwriters, the Company, the Operating Partnership, the Manager and the Selling Stockholders and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company, the Operating Partnership, the Manager and the Selling Stockholders and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company, the Operating Partnership, the Manager and the Selling Stockholders and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

      SECTION 13. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

      SECTION 14. Effect of Headings. The Section and Exhibit headings herein are for convenience only and shall not affect the construction hereof.

      SECTION 15. Definitions. As used in this Agreement, the following terms have the respective meanings set forth below:

      "Commission" means the Securities and Exchange Commission.

      "Company Documents" means any contracts, indentures, mortgages, deeds of trust, loan or credit agreements, bonds, notes, debentures, evidences of indebtedness, leases or other instruments or agreements to which the Company, the Operating Partnership, the Manager or any of their respective subsidiaries is a party or by which the Company, the Operating Partnership, the Manager or any of their respective subsidiaries is bound or to which any of the property or assets of the Company, the Operating Partnership, the Manager or any of their respective subsidiaries is subject.

      "EDGAR" means the Commission's Electronic Data Gathering, Analysis and Retrieval System.

      "Executive Officer" means (i) with respect to the Company, the Chief Executive Officer or the Chief Financial Officer of the Company, (ii) with respect to the Operating Partnership, the President or Treasurer of GPOP, and
(iii) with respect to the Manager, the Chief Executive Officer or the Chief Financial Officer of the Manger.

      "Existing Credit Agreements" means the (i) Agreement and Consent, dated as of July 1, 2003, by and among Nomura Credit & Capital, Inc., the Manager and the Operating Partnership to the Master Repurchase Agreement, dated as of November 18, 2002, between Nomura Credit & Capital, Inc. and the Manager, (ii) Master Repurchase Agreement, dated as of July 1, 2003, between Bear, Stearns Funding, Inc. and the Operating Partnership, (iii) Structured Facility Warehousing Credit and Security Agreement, dated as of July 1, 2003, between the Operating Partnership and Residential Funding Corporation, and (iv) Loan Purchase and Repurchase Facility, dated as of December 23, 2003, by and among Arbor Realty Funding LLC, as seller, Wachovia Bank, National Association, as purchaser, the Company, as guarantor, the Operating Partnership, as pledgor and Wells Fargo Bank Minnesota, N.A., as custodian, and Amendment No. One thereto, dated as of February 24, 2004; including any promissory notes, pledge agreements, security agreements, mortgages, guarantees and other instruments or agreements entered into by the Company, the Operating Partnership or any of their respective subsidiaries in connection therewith or pursuant thereto, in each case as amended or supplemented if applicable.

      "GAAP" means generally accepted accounting principles.

      "GPOP" means Arbor Realty GPOP, Inc. a Delaware corporation and the general partner of the Operating Partnership.

      "Initial Registration Statement" means the Company's registration statement on Form S-3 (Registration No. 333-110472), as amended, at the time it became effective, including the Rule 430A Information.

      "Lien" means any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

      "LPOP" means Arbor Realty LPOP, Inc. a Delaware corporation and a limited partner of the Operating Partnership.

      "NASD" means the National Association of Securities Dealers, Inc.

      "NYSE" means the New York Stock Exchange.

      "Organizational Documents" means (a) in the case of a corporation, its charter and by-laws; (b) in the case of a limited or general partnership, its partnership certificate, certificate of formation or similar organizational document and its partnership agreement; (c) in the case of a limited liability company, its articles of organization, certificate of formation or similar organizational documents and its operating agreement, limited liability company agreement, membership agreement or other similar agreement; (d) in the case of a trust, its certificate of trust, certificate of formation or similar organizational document and its trust agreement or other similar agreement; and
(e) in the case of any other entity, the organizational and governing documents of such entity.

      "Preferred Stock" means the Company's preferred stock, par value $.01 per share.

      "preliminary prospectus" means any prospectus used in connection with the offering of the Securities that was used before the Initial Registration Statement became effective, or that was used after such effectiveness and prior to the execution and delivery of this Agreement, or that omitted the Rule 430A Information or that was captioned "Subject to Completion".

      "Registration Statement" means the Initial Registration Statement; provided that, if a Rule 462(b) Registration Statement is filed with the Commission, then the term "Registration Statement" shall also include such Rule 462(b) Registration Statement.

      "Rule 424(b)" "Rule 430A" and "Rule 462(b)" refer to such rules under the 1933 Act.

      "Rule 430A Information" means the information included in the Prospectus that was omitted from the Initial Registration Statement at the time it became effective but that is deemed to be a part of the Initial Registration Statement at the time it became effective pursuant to Rule 430A.

      "Rule 462(b) Registration Statement" means a registration statement filed by the Company pursuant to Rule 462(b) for the purpose of registering any of the Securities under the 1933 Act, including the Rule 430A Information.

      "Special Voting Preferred Stock" means the Company's Special Voting Preferred Stock, par value $.01 per share.

      "Subject Instruments" means the Existing Credit Agreements, the Registration Rights Agreements and the Transfer Agreements.

      "1933 Act" means the Securities Act of 1933, as amended.

      "1933 Act Regulations" means the rules and regulations of the Commission under the 1933 Act.

      "1934 Act" means the Securities Exchange Act of 1934, as amended.

      "1934 Act Regulations" means the rules and regulations of the Commission under the 1934 Act.

      "1940 Act" means the Investment Company Act of 1940, as amended.

      All references to the Registration Statement, the Initial Registration Statement, any Rule 462(b) Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to EDGAR.

                            [SIGNATURE PAGE FOLLOWS]

      If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Company, the Operating Partnership, the Manager and the Selling Stockholders in accordance with its terms.

                                          Very truly yours,

                                          ARBOR REALTY TRUST, INC.


                                          By  __________________________________
                                              Name:
                                              Title:


                                          ARBOR REALTY LIMITED PARTNERSHIP

                                          By: Arbor Realty GPOP, Inc., its
                                          General Partner

                                          By  __________________________________
                                          Name:
                                          Title:


                                          ARBOR COMMERCIAL MORTGAGE, LLC


                                          By  __________________________________
                                          Name:
                                          Title:


                                          [NAME OF SELLING STOCKHOLDERS]


                                          By  __________________________________
                                              Name:
                                              Attorney-in-Fact

CONFIRMED AND ACCEPTED, as of the
  date first above written:

WACHOVIA CAPITAL MARKETS, LLC
UBS SECURITIES LLC
JMP SECURITIES LLC

By: Wachovia Capital Markets, LLC

By  __________________________________
           Authorized Signatory

                                    EXHIBIT A


                                                                        Number of
                                                                        Initial
Name of Underwriter                                                     Securities
Wachovia Capital Markets, LLC.....................................
UBS Securities LLC................................................
JMP Securities LLC................................................
                                                                        ------------------
                                                 Total............
                                                                        ==================

                                    EXHIBIT B

                           SUBSIDIARIES OF THE COMPANY

NAME                                 JURISDICTION OF ORGANIZATION                    TYPE OF ENTITY
----                                 ----------------------------                    --------------
ANMB Holdings LLC                              New York                           Limited Liability Company
                                                                                  (managing member is -)

ACM Gateway LLC                                Delaware                           Limited Liability Company
                                                                                    (managing member is -)

Arbor Texas CDS, LLC                           New York                           Limited Liability Company
                                                                                    (managing member is -)


ANMB Holdings II, LLC                          New York                           Limited Liability Company
                                                                                    (managing member is -)

ACM Dutch Village, LLC                         Delaware                           Limited Liability Company
                                                                                    (managing member is -)

ACM Evergreen, LLC                             New York                           Limited Liability Company
                                                                                    (managing member is -)

SIGNIFICANT SUBSIDIARIES

Arbor Realty Limited Partnership               Delaware                          Limited Partnership
                                                                                    (general partner is
                                                                                    Arbor Realty GPOP, Inc.)


Arbor Realty GPOP, Inc.                        Delaware                          Corporation


Arbor Realty LPOP, Inc.                        Delaware                          Corporation



Arbor Realty Funding, LLC                      New York                           Limited Liability Company
                                                                                    (managing member is -)

                                    EXHIBIT C

                  LIST OF DIRECTORS AND OFFICERS OF THE COMPANY

Ivan Kaufman

Frederick C. Herbst

John C. Kovarik

Daniel M. Palmier

Fred Weber

Jonathan A. Bernstein

William Helmreich

C. Michael Kojaian

Melvin F. Lazar

Walter K. Horn

Joseph Martello

         LIST OF CERTAIN MEMBERS OF THE SENIOR MANAGEMENT OF THE MANAGER

John Caulfield

Ronald D. Gaither

                                    EXHIBIT D

                           FORMS OF LOCK-UP AGREEMENT


                                                                __________, 2004

Wachovia Capital Markets, LLC
UBS Securities LLC
JMP Securities LLC

c/o  Wachovia Capital Markets, LLC
       7 St. Paul Street
       Baltimore, MD  21202
         Attention: Equity Capital Markets

     Re: Proposed Initial Public Offering by Arbor Realty Trust, Inc.

Ladies and Gentlemen:

      We refer you to the proposed Underwriting Agreement (the "Underwriting Agreement") among Arbor Realty Trust, Inc., a Maryland corporation (the "Company"), and you as the Underwriters (the "Underwriters"), and the other parties thereto, providing for the initial public offering of shares of the Company's common stock, par value $.01 per share (the "Common Stock").

      In recognition of the benefit that such an offering will confer upon the undersigned, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with the Underwriters that, during a period of 180 days from the date of the Underwriting Agreement (the "Lock-Up Period"), the undersigned will not, without the prior written consent of Wachovia Capital Markets, LLC, directly or indirectly, (i) offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any Relevant Security, or (ii) establish or increase a "put equivalent position" or liquidate or decrease a "call equivalent position" with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration. Notwithstanding the restrictions noted above, the undersigned may transfer any Relevant Security for no value or without consideration

(i) for charitable or estate planning purposes or (ii) to donees or partners of the undersigned, so long as the transferee of such securities agrees to be bound by the provisions of this agreement and confirms that such transferee is in compliance with the terms of this letter agreement as if such transferee had been bound by this letter agreement from the original date of this letter agreement. As used herein "Relevant Security" means the Common Stock, any other equity security of the Company or any of its subsidiaries and any security convertible into, or exercisable or exchangeable for, any Common Stock or other such equity security, including but not limited to any units or warrants issued in connection with the Company's private offering of units pursuant to a Purchase/Placement Agreement dated June 26, 2003. Notwithstanding the foregoing, in the event that either (x) during the last 17 days of the 180-day period referred to above, the Company issues an earnings release or (y) prior to the expiration of such 180-day period, the Company announces that it will release earnings results during the 17-day period beginning on the last day of such 180-day period, the restrictions described above shall continue to apply until the expiration of the 17-day period beginning on the date of the earnings release.

      The undersigned hereby further agrees that, during the Lock-up Period, the undersigned (x) will not file or participate in the filing with the Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security and (y) will not exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this letter agreement and that this letter agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

      The Company is not a party to or an intended beneficiary of this letter agreement.

      This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

      Delivery of a signed copy of this letter by telecopier or facsimile transmission shall be effective as delivery of the original hereof.

                      [SIGNATURE PAGE IMMEDIATELY FOLLOWS]

      In witness whereof, the undersigned has executed and delivered this agreement as of the date first set forth above.

                                            Yours very truly,



                                            ------------------------------------
                                            Print Name:


Number of Shares:
Social Security or Taxpayer ID #:
Address:
Telephone #:


Dated:
      ------------------------

                                                            ______________, 2004

Wachovia Capital Markets, LLC
UBS Securities LLC
JMP Securities LLC

c/o  Wachovia Capital Markets, LLC
       7 St. Paul Street
       Baltimore, MD  21202
          Attention: Equity Capital Markets

        Re: Proposed Initial Public Offering by Arbor Realty Trust, Inc.

Ladies and Gentlemen:

      The undersigned, a stockholder of Arbor Realty Trust, Inc., a Maryland corporation (the "Company"), understands that you as the Underwriters (the "Underwriters") propose to enter into an Underwriting Agreement (the "Underwriting Agreement") with the Company and the other parties thereto, providing for the initial public offering of shares of the Company's common stock, par value $.01 per share (the "Common Stock").

      In recognition of the benefit that such an offering will confer upon the undersigned, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with the Underwriters that, during a period of 60 days from the date of the Underwriting Agreement (the "Lock-Up Period"), the undersigned will not, without the prior written consent of Wachovia Capital Markets, LLC, directly or indirectly, (i) offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any Relevant Security, or (ii) establish or increase a "put equivalent position" or liquidate or decrease a "call equivalent position" with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration. Notwithstanding the restrictions noted above, the undersigned may transfer any Relevant Security for no value or without consideration (i) for charitable or estate planning purposes or (ii) to donees or partners of the undersigned, so long as the transferee of such securities agrees to be bound by the provisions of this agreement and confirms that such transferee is in compliance with the terms of this letter agreement as if such transferee had been bound by this letter agreement from the original date of this letter agreement. As used herein "Relevant Security" means the Common Stock, any other equity security of the Company or any of its subsidiaries and any security convertible into, or exercisable or exchangeable for, any Common Stock or other such equity security, including but not limited to any units or warrants issued in connection with the Company's private offering of units pursuant to a Purchase/Placement Agreement dated June 26, 2003. For purposes of this letter agreement, the term Relevant Security shall not apply to any Relevant Securities that are offered and sold by any selling stockholders in the IPO.

      The undersigned hereby further agrees that, during the Lock-up Period, the undersigned (x) will not file or participate in the filing with the Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security and (y) will not exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this letter agreement and that this letter agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

      The Company is not a party to or an intended beneficiary of this letter agreement.

      This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

      Delivery of a signed copy of this letter by telecopier or facsimile transmission shall be effective as delivery of the original hereof.

      IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this letter agreement to be executed and delivered either in person or by its authorized agent.

                                             Beneficial Owner

                                             -----------------------------------

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:


Print Name:
Number of Shares:

Social Security or Taxpayer ID #:
Address:
Telephone #:


Dated:
      ------------------------

                                   EXHIBIT E-1

                   FORM OF OPINION OF SPECIAL COMPANY COUNSEL

      1. The Operating Partnership has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of Delaware.

      2. Each of GPOP and LPOP has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware.

      3. The Operating Partnership has the partnership power and authority to execute and deliver the Underwriting Agreement and to consummate the transactions contemplated thereby.

      4. The Operating Partnership has the status in the State of New York set forth opposite its name on Schedule _ to this opinion;

      5. Each of the Operating Partnership and GPOP and the other subsidiaries listed on Exhibit B to the Underwriting Agreement has the status in each jurisdiction listed set forth opposite its name on Schedule 2 to this opinion set forth opposite each such jurisdiction on Schedule _ to this opinion;

      6. The Underwriting Agreement has been duly authorized, executed and delivered by the Operating Partnership.

      7. The execution and delivery by the Operating Partnership of the Underwriting Agreement, and the consummation by the Company of the transactions contemplated thereby, including the issuance and sale of the Shares, will not conflict with the Organizational Documents of the Operating Partnership.

      8. The execution and delivery by the Company of the Underwriting Agreement, and the consummation by the Company of the transactions contemplated thereby, including the issuance and sale of the Shares, will not violate or conflict with, or result in any contravention of, any Applicable Law or any Applicable Order.

      9. The execution and delivery by the Operating Partnership of the Underwriting Agreement, and the consummation by the Operating Partnership of the transactions contemplated to be consummated by the Operating Partnership will not violate or conflict with, or result in any contravention of, any Applicable Law or any Applicable Order.

      10. No Governmental Approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Underwriting Agreement by the Company or the consummation by the Company of the transactions contemplated thereby.

      11. To our knowledge, there are no legal or governmental proceedings pending or threatened in writing to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is subject that are required to be disclosed in the Prospectus pursuant to Item 103 of Regulation S-K of the Rules and Regulations that are not so disclosed.

      12. The form of certificate used to evidence the Common Stock complies in all material respects with the applicable requirements of the New York Stock Exchange, Inc.

      13. The statements set forth in the Prospectus under the caption "ERISA Considerations" insofar as such statements purport to summarize certain provisions of the laws referred to therein, fairly summarize such provisions in all material respects; the statements set forth in the Prospectus under the caption "Underwriting" insofar as such statements purport to summarize certain provisions of the Underwriting Agreement referred to therein, fairly summarize such provisions in all material respects

      14. Although the discussion set forth in the Registration Statement under the caption "Federal Income Tax Considerations" does not purport to discuss all possible United States Federal income tax consequences of the ownership and disposition of the Common Stock of the Company, such discussion, though general in nature, constitutes, in all material respects, a fair and accurate summary under current law of the material United States Federal income tax consequences of the ownership and disposition of the Company's Common Stock, subject to the qualifications set forth therein. The United States Federal income tax consequences of the ownership and disposition of the Company's Common Stock by an investor will depend upon that holder's particular situation, and we express no opinion as to the completeness of the discussion set forth in "Federal Income Tax Considerations" as applied to any particular holder.

      15. The Company is not, and solely after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described under the caption "Use of Proceeds" in the Prospectus will not be, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

      16. Commencing with the Company's initial taxable year that ended December 31, 2003, the Company was organized in conformity with the requirements for qualification as a REIT under the Code, and its actual method of operation through the date of this letter has enabled, and its proposed method of operation will enable it to meet the requirements for qualification and taxation as a REIT. As noted in the Registration Statement, the Company's qualification and taxation as a REIT depend upon its ability to meet, through actual operating results, certain requirements including requirements relating to distribution levels and diversity of stock ownership, and the various qualification tests imposed under the Code, the results of which are not reviewed by us. Accordingly, no assurance can be given that the actual results of the Company's operation for any one taxable year satisfy the requirements for taxation as a REIT under the Code.

      For purposes of these opinions, (i) "Applicable Laws" means the rules and regulations of the State of New York and the federal laws of the United States of America, in each case, which, in our experience, are normally applicable to transactions of the type contemplated by the Underwriting Agreement (other than the United States federal securities laws, state and foreign securities or blue sky laws, antifraud laws and the rules and regulations of the NASD), without our having made any special investigation as to the applicability of any specific law, rule or regulation, (ii) "Governmental Authorities" means any court, regulatory body, administrative agency or governmental body of the State of New York or the United States of America having jurisdiction over the Company under Applicable Laws, (iii) "Governmental Approval" means any consent, approval, license, authorization or validation of, or filing, qualification or registration with, any Governmental Authority required to be made or obtained by the Company pursuant to Applicable Laws, other than any consent, approval, license, authorization, validation, filing, qualification or registration which may have become applicable as a result of the involvement of any other party (other than the Company) in the transactions contemplated by the Underwriting Agreement or because of such parties' legal or regulatory status or because of any other facts specifically pertaining to such parties and (iv) "Applicable Order" means those judgements, orders or decrees identified on Schedule ___ hereto.

      In addition, such opinion shall also contain a statement that such counsel has been orally advised by the Commission that the Registration Statement was declared effective under the Securities Act at ____, on ___________, 2004 and has been orally advised by the Commission that (i) no stop order suspending the effectiveness of the Registration Statement has been issued and (ii) no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

      In addition, such opinion shall also contain a statement that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent accountants of the Company and the representatives of the Underwriters and counsel for the Underwriters at which the contents of the Registration Statement and the Prospectus and related matters were discussed, and although it does not pass upon, or assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus and have made no independent check or verification thereof (except to the limited extent referred to in paragraphs 13 and 14 of its opinion to the Underwriters dated the date hereof), on the basis of the foregoing, (i) the Registration Statement, at the time it became effective, and the Prospectus, as of its date, appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the Rules and Regulations (except that in each case such counsel may state that it does not express any view as to the financial statements, schedules and other financial information included therein or excluded therefrom or the exhibits to the Registration Statement and (ii) no facts have come to such counsel's attention that have caused it to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (except that in each case such counsel may state that it does not express any view as to the financial statements, schedules and other financial information included therein or the exhibits to the Registration Statement.

                                   EXHIBIT E-2

                        FORM OF MARYLAND COUNSEL OPINION

      1. The Company has been duly incorporated and is validly existing under the laws of the State of Maryland and is in good standing with the SDAT. The Company has the corporate power to conduct its business and own its properties as described in the Prospectus under the caption "Arbor Realty Trust, Inc." and to enter into and perform its obligations under the Underwriting Agreement.

      2. As of December 31, 2003, the authorized, issued and outstanding stock of the Company is as set forth in the Prospectus under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus) and such shares of the Company's issued and outstanding stock (the "Outstanding Shares") have been duly authorized and validly issued and are fully paid and non-assessable and none of the Outstanding Shares was issued in violation of preemptive rights arising under the Maryland General Corporation Law (the "MGCL"), the Charter or the Bylaws.

      3. The execution, delivery and performance by the Company of the Underwriting Agreement, including the Company's issuance of shares of Common Stock and sale of such shares to the Underwriters (the "Company Shares"), has been duly authorized by all necessary corporate action on the part of the Company. The Underwriting Agreement has been duly executed and delivered by the Company.

      4. The Company Shares have been duly authorized and, when issued and delivered by the Company pursuant to the Charter, the Resolutions and the Underwriting Agreement, the Company Shares will be validly issued, fully paid and non-assessable. The shares of Common Stock to be sold by the Selling Stockholders to the Underwriters, including the shares issued upon exercise of Warrants held by the Selling Stockholders (the "Selling Stockholder Shares" and together with the Company Shares, the "Shares"), have been duly authorized and are validly issued, fully-paid and non-assessable.

      5. The issuance of the Shares is not subject to preemptive rights arising under the MGCL, the Charter or the Bylaws.

      6. The issuance of the Shares and the execution, delivery and performance of the Underwriting Agreement and the consummation of the transactions contemplated therein (including the issuance and sale to the Underwriters of the Company Shares) will not result in any violation of the provisions of the Charter, the Bylaws or the MGCL.

      7. The form of certificate representing the Common Stock complies in all material respects with the applicable statutory requirements of the MGCL and the requirements of the Charter and Bylaws.

      8. We have reviewed the information in the Prospectus under the captions "Description of Stock," and "Important Provisions of Maryland Law and of Our Charter and Bylaws" and in each case to the extent that such information constitutes matters of Maryland law, summaries of Maryland legal matters, summaries of certain provisions of the Charter or Bylaws or legal conclusions with respect to matters of Maryland law, such information is correct in all material respects. The authorized stock of the Company conforms in all material respects to the description thereof in the Prospectus under the caption "Description of Stock."

      9. No authorization, approval, consent or order of any Maryland state government authority or agency (other than as may be required under Maryland securities or blue sky laws, as to which no opinion is expressed) is required in connection with the due authorization, execution or delivery of the Underwriting Agreement or the offering, issuance or sale of the Shares.

                                   EXHIBIT E-3

                       FORM OF OPINION OF GENERAL COUNSEL

      1. The Manager has been duly formed and is validly existing in good standing under the laws of the State of New York, and the Manager has the power and authority to own its properties and to conduct its business as set forth under the heading "Our Manager and the Management Agreement" in the Registration Statement and the Prospectus.

      2. The Manager is duly qualified or licensed by and is in good standing in each jurisdiction in which the character or location of its assets or properties or the nature of its business makes such qualification or licensing necessary, except to the extent that the failure, individually or in the aggregate, to be so qualified or licensed is not reasonably likely to result in a material adverse effect on the operations, business, prospects, condition (financial or otherwise), results of operations or property of the Manager and its subsidiaries taken as a whole.

      3. The Manager has the power and authority to execute and deliver the Underwriting Agreement and to consummate the transactions contemplated thereby.

      4. The Underwriting Agreement has been duly authorized, executed and delivered by the Manager.

      5. The execution and delivery by the Manager of the Underwriting Agreement and the consummation by the Manager of the transactions contemplated by the Underwriting Agreement, will not (i) conflict with the Manager's Articles of Organization or Operating Agreement, (ii) constitute a violation of, or a breach or default under, the terms of any indenture, loan or credit agreement, or any other agreement, contract, instrument, mortgage, lien, lease, permit, authorization, order, writ, judgment, injunction or decree to which the Manager is a party or by which its properties are bound or affected that are material to the business or financial condition of the Manager or (iii) violate or conflict with, or result in any contravention of, any Applicable Law. For purposes of this opinion, "Applicable Laws" means the New York Limited Liability Company Law and those laws, rules and regulations of the State of New York and the federal laws, rules and regulations of the United States of America, in each case that, in my experience, are normally applicable to transactions of the type contemplated by the Underwriting Agreement (other than the United States federal securities laws, state securities or blue sky laws, antifraud laws and the rules and regulations of the NASD), but without my having made any special investigation as to the applicability of any specific law, rule or regulation.

      6. The execution and delivery by Arbor Realty Trust, Inc. ("ART") of the Underwriting Agreement and the consummation by ART of the transactions contemplated by the Underwriting Agreement, will not constitute a violation of, or a breach or default under, the terms of any indenture, loan or credit agreement, or any other agreement, contract, instrument, mortgage, lien, lease, permit, authorization, order, writ, judgment, injunction or decree to which ART is a party or by which its properties are bound or affected that are material to the business or financial condition of ART. I do not express any opinion, however, as to whether the execution, delivery or performance by ART of the Underwriting Agreement will constitute a violation of, or a default under, any covenant, restriction or provision with respect to financial ratios or tests or any aspect of the financial condition or results of operations of ART or any of its subsidiaries.

      7. The execution and delivery by Arbor Realty Limited Partnership ("ARLP") of the Underwriting Agreement and the consummation by ARLP of the transactions contemplated by the Underwriting Agreement, will not constitute a violation of, or a breach or default under, the terms of any indenture, loan or credit agreement, or any other agreement, contract, instrument, mortgage, lien, lease, permit, authorization, order, writ, judgment, injunction or decree to which ARLP is a party or by which its properties are bound or affected that are material to the business or financial condition of ART. I do not express any opinion, however, as to whether the execution, delivery or performance by ARLP of the Underwriting Agreement will constitute a violation of, or a default under, any covenant, restriction or provision with respect to financial ratios or tests or any aspect of the financial condition or results of operations of ART or any of its subsidiaries.

      8. The Management Agreement has been duly executed and delivered by the Company, the Operating Partnership and the Manager. The Management Agreement is a valid and binding agreement of each of the Company, the Operating Partnership and the Manager, enforceable in accordance with its terms.

      9. Each of the Transfer Agreements has been duly executed and delivered by each of the Company, the Operating Partnership, the Manager and/or their respective subsidiaries, as applicable, to the extent such execution and delivery are governed by the laws of the State of New York. Each of the Transfer Agreements is a valid and binding agreement of each of the Company, the Operating Partnership, the Manager and/or their respective subsidiaries, as applicable, enforceable in accordance with its terms.

                                    EXHIBIT F

                                                                    Number of Initial
                                                                  Securities to be Sold
                                                                  ---------------------
Company.........................................................
Selling Stockholders:
           [Name of Selling Stockholder]........................
           [Name of Selling Stockholder]........................
                                                                  ---------------------
Total...........................................................
                                                                  =====================

                                    EXHIBIT G

                FORM OF OPINION OF SELLING STOCKHOLDERS' COUNSEL


      (1) The Underwriting Agreement has been duly authorized, executed and delivered by each Selling Stockholder.

      (2) Each Selling Stockholder has duly authorized (if applicable), executed and delivered its Power of Attorney and its Custody Agreement and such Power of Attorney and Custody Agreement constitutes a valid and binding obligation of such Selling Stockholder, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws relating to creditors' rights generally or by general equitable principles.

      (3) In the case of any Selling Stockholders which are not natural persons, each such Selling Stockholder [has been duly organized and] is validly existing and in good standing under the laws of the jurisdiction of its organization.

      (4) Each Selling Stockholder has the requisite power and authority to execute, deliver and perform its obligations under the Underwriting Agreement, its Power of Attorney and its Custody Agreement and to sell, transfer and deliver the Securities to be sold by such Selling Stockholder under the Underwriting Agreement.

      (5) The execution, delivery and performance of the Underwriting Agreement, its Power of Attorney and its Custody Agreement by each Selling Stockholder and the consummation of the transactions contemplated by the Underwriting Agreement, its Power of Attorney and its Custody Agreement (including the sale and delivery of the Securities to be sold by such Selling Stockholder pursuant to the Underwriting Agreement), and compliance by such Selling Stockholder with its obligations under the Underwriting Agreement, its Power of Attorney and its Custody Agreement, do not and will not, [whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any Lien upon any of the Securities to be sold by such Selling Stockholder under the Underwriting Agreement or any other property or assets of such Selling Stockholder pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, bond, note, debenture, evidence of indebtedness, lease or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or is bound or to which any of the property or assets of such Selling Stockholder is subject, nor will such action] result in any violation of the provisions of the Organizational Documents of such Selling Stockholder or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any federal, state or local government, government instrumentality or court, domestic or foreign, having jurisdiction over such Selling Stockholder or any of its assets, properties or operations.

      (6) Each Selling Stockholder is the sole registered owner of the Securities to be sold by such Selling Stockholder under the Underwriting Agreement, free and clear, to our knowledge, of any Liens other than pursuant to the Underwriting Agreement; and, upon payment of the consideration for the Securities to be sold by the Selling Stockholders as provided in the Underwriting Agreement and the crediting of such Securities to security account or accounts of the Underwriters maintained with The Depository Trust Company then, assuming that none of the Underwriters has "notice of an adverse claim" (within the meaning of Section 8-105 of the Uniform Commercial Code of the State of New York (the "UCC")) with respect to such Securities, each of the Underwriters will acquire a "security entitlement" (within the meaning of UCC Section 8-102(a)(17)) with respect to the Securities purchased by such Underwriter from the Selling Stockholders and no action based on any "adverse claim" (within the meaning of UCC Section 8-102(a)(1)) may be asserted against such Underwriter with respect to such Securities.

      (7) To our knowledge, the Securities to be sold by the Selling Stockholders are not subject to any option, warrant, put, call, right of first refusal or other right to purchase or otherwise acquire any such Securities other than pursuant to the Underwriting Agreement.

      (8) (A) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any federal or state court or federal, state or local governmental authority or agency, (B) no authorization, approval, vote or other consent of any stockholder (or other equity owner), if applicable, [or creditor of such Selling Stockholder] and (C) to our knowledge, no authorization, approval, vote or other consent of any other person or entity, is necessary or required for the execution or delivery by any Selling Stockholder of, or the performance by any Selling Stockholder of its obligations under, the Underwriting Agreement, its Custody Agreement or its Power of Attorney, for the sale and delivery by any Selling Stockholder of the Securities to be sold by it under the Underwriting Agreement or for the consummation by any Selling Stockholder of the other transactions contemplated by the Underwriting Agreement, its Custody Agreement or its Power of Attorney, except such as may be required under the 1933 Act or the 1933 Act Regulations, state securities laws, the rules and regulations of the NASD or the rules and regulations of the NYSE.

      (9) To our knowledge, none of the Selling Stockholders has any preemptive right, right of first refusal or other similar right to purchase or otherwise acquire any of the Securities that are to be sold by the Company or any of the other Selling Stockholders pursuant to the Underwriting Agreement.

      In rendering such opinion, such counsel shall state that such opinion covers matters arising under the laws of the States of Delaware and New York and the federal laws of the United States of America. In rendering such opinion, such counsel may rely as to matters involving the application of the laws of any other jurisdiction upon the opinion of local counsel satisfactory to the Underwriters; provided that such opinion shall be addressed to the Underwriters, shall state that counsel to the Selling Stockholders may rely on such opinion as if it were addressed to them in rendering their opinion pursuant to the Underwriting Agreement, shall be dated the same date as the opinion of counsel to the Selling Stockholders, shall be delivered to the Underwriters at the same time that the opinion of counsel to the Selling Stockholders is delivered, and shall be satisfactory in form and substance to counsel for the Underwriters. In rendering such opinion, counsel to the Selling Stockholders may rely, as to matters of fact but not as to legal conclusions, to the extent they deem proper, on certificates of the Selling Stockholders and public officials. Such opinion shall not state that it is to be governed or qualified by or that it is otherwise subject to any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                                    EXHIBIT H

                           LIST OF TRANSFER AGREEMENTS

Contribution Agreement, dated as of July 1, 2003, by and among Arbor Commercial Mortgage, LLC, Arbor Realty Trust, Inc. and Arbor Realty Limited Partnership.

Assignment and Assumption Agreement, dated as of July 1, 2003, by and between Arbor Commercial Mortgage, LLC and Arbor Realty Limited Partnership.

Guaranty, dated as of July 1, 2003, by Arbor Commercial Mortgage, LLC, ACM 34th Street, LLC, Arbor 30th LLC, Arbor National CJ LLC and Arbor National CJ II, LLC, in favor of Arbor Realty Limited Partnership, ANMB Holdings, LLC and ANMB Holdings II, LLC.

Indemnity Agreement, dated as of July 1, 2003, by and among Arbor Commercial Mortgage, LLC, Arbor Realty Trust, Inc., Arbor Realty Limited Partnership and Mr. Ivan Kaufman.


                                      H-1